J.P. MORGAN ACCEPTANCE CORPORATION II ABS-15G

Exhibit 99.11

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third party due diligence provider, performed the review described below on closed-end second lien mortgage loans acquired by JPMorgan Chase Bank, National Association. The review included a total of 1,563 newly originated residential mortgage loans, in connection with the securitization identified as JPMMT 2025-CES6 (the “Securitization”). The Review was conducted from February 2025 through September 2025 on closed-end second lien mortgage loans originated between February 2025 through September 2025.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

○	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

○	The consumer’s debt obligations, alimony, child support; and

○	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one thousand five hundred sixty-three (1,563) mortgage loans reviewed, eight hundred twenty-nine (829) unique mortgage loans (53.04% by loan count) had a total of nine hundred sixty (960) discrepancies across thirty (30) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying CLTV	741	77.19%
Qualifying Total Debt Income Ratio	66	6.88%
Borrower 1 FTHB	45	4.69%
Primary Appraised Property Value	16	1.67%
Borrower 1 Self-Employment Flag	11	1.15%
Interest Rate	10	1.04%
Qualifying LTV	9	0.94%
Number of Units	6	0.63%
Qualifying Interest Rate	6	0.63%
Borrower 1 SSN	5	0.52%
Qualifying FICO	4	0.42%
Borrower 1 First Name	4	0.42%
Initial Monthly P&I Or IO Payment	4	0.42%
Borrower 2 SSN	4	0.42%
Borrower 1 Citizen	3	0.31%

Borrower 2 Citizen	3	0.31%
Borrower 2 First Name	3	0.31%
Property Address	3	0.31%
Occupancy	2	0.21%
Borrower 2 Self-Employment Flag	2	0.21%
Borrower 1 Last Name	2	0.21%
Borrower 1 Marital Status	2	0.21%
Loan Amount	2	0.21%
Property Rights	1	0.10%
Note Type	1	0.10%
Note Date	1	0.10%
Property Zip Code	1	0.10%
Property City	1	0.10%
Borrower 3 Last Name	1	0.10%
Loan Purpose	1	0.10%
Grand Total	960	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	% by Loan Count
A	1,552	$150,315,966.00	99.30%
B	11	$1,065,965.00	0.70%
C	0	$0.00	0%
D	0	$0.00	0%
Total	1,563	$151,381,922.00	100.00%

Credit Results:
Event Grade	Loan Count	% by Loan Count
A	1,555	99.49%
B	8	0.51%
C	0	0%

D	0	0%
Total	1,563	100.00%

Compliance Results:
Event Grade	Loan Count	% by Loan Count
A	1,560	99.81%
B	3	0.19%
C	0	0%
D	0	0%
Total	1,563	100.00%

Valuation Results: (As applicable, 1,563 loans within population did not receive a Property Review)
Event Grade	Loan Count	% by Loan Count
A	0	0%
B	0	0%
C	0	0%
D	0	0%
Total	0	0%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	1166
		Title Document is Partially Present	170
		Borrower 1 3rd Party VOE Prior to Close Missing	18
		Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	17

The Total Hazard Coverage is LESS than the Required Coverage Amount	16
Missing verification of taxes, insurance, and/or HOA fees for non-subject property	16
HO6 Master Insurance Policy is Missing	16
Audited DTI Exceeds Guideline DTI	11
Hazard Insurance Policy is Partial	11
The Final 1003 is Incomplete	10
Income and Employment Do Not Meet Guidelines	10
Borrower 1 W2/1099 Missing	10
Verification of Borrower Liabilities Missing or Incomplete	10
Missing Credit Report Supplement	8
The Final 1003 is Missing	8
Missing income documentation	8
Income/Employment General	8
Borrower 1 Photo Identification not provided	7
Missing VOM or VOR	6
PUD Rider is Missing	6
Borrower 1 Award Letter Missing	6
Property/Appraisal General	5
Property Title Issue	5
Title Coverage is Less than Subject Lien	4
Approval/Underwriting Summary Not Provided	4
Borrower 2 Photo Identification not provided	4
Borrower Non-US Citizen Identification Document Missing	4
HOA Questionnaire is Missing	4
Missing Letter of Explanation (Credit)	3
Subject property appraisal is not on an as-is basis (Primary Value)	3
Missing Taxpayer First Act Disclosure	3
Borrower 2 3rd Party VOE Prior to Close Missing	3
Income 2 Months Income Verified is Missing	3
Borrower 2 W2/1099 Missing	3
Missing Payment History	3
Hazard Insurance Policy is Missing	3
Borrower 1 Paystubs Missing	3
Third Party Fraud Report not Provided	3
The Deed of Trust is Incomplete	3
Audited Loan Amount is less than Guideline Minimum Loan Amount	3

All Interested Parties Not Checked with Exclusionary Lists	3
Borrower 2 Executed 4506-T Missing	2
Delinquent Credit History Does Not Meet Guideline Requirements	2
Borrower 1 WVOE Missing	2
Borrower 1 Tax Returns Not Signed	2
Flood Insurance Policy Missing	2
Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	2
AUS Not Provided	2
Employment Gaps in Employment Without Sufficient Explanation	2
The Deed of Trust is Missing	2
FEMA Post Disaster Inspection Report not Provided	2
Missing Property Tax Cert	2
Approval/Underwriting Summary Partially Provided	2
Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	2
Potential Identity Issues identified in the file	1
Collections, liens or judgments not paid at closing	1
Hazard insurance dwelling coverage is not sufficient	1
Condo Approval Missing	1
Assets do not meet guideline requirements	1
HO6 Master Insurance Policy is Partial	1
Borrower has less than 2 FICO scores and does not meet minimum required to be scored.	1
Audited CLTV Exceeds Guideline CLTV	1
Borrower 1 Personal Tax Returns Missing	1
Housing History Does Not Meet Guideline Requirements	1
HO-6 Insurance Policy is Missing	1
Borrower 2 Credit Report is Missing	1
Other Property Insurance Policy Missing	1
Audited HCLTV Exceeds Guideline HCLTV	1
Borrower 1 Lease Agreements Missing	1
Borrower 1 Balance Sheet Missing	1
Security Instrument Date is greater than current date	1
Ineligible Property	1
The Deed of Trust is Not Executed	1
Borrower 1 Citizenship Documentation not provided	1
ATR: Qualifying Payment Not Properly Considered	1
Missing Divorce Decree	1

	Title Document Missing	1
	Missing evidence tax return extension was filed.	1
	Borrower 1 IRS Transcripts Do Not Match Income Docs	1
	Borrower 2 WVOE Missing	1
	No evidence of required debt payoff	1
	FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	1
	Potential Employment/income Issues identified in the file	1
	Borrower 1 Credit Report is Missing	1
	Property is Manufactured Housing	1
	Missing Lease Agreement	1
	Borrower 1 Paystubs Less Than 1 Month Provided	1
	Missing Lender Income Calculation Worksheet	1
	Purchase Contract is Missing	1
	Borrower does not meet residual income requirement	1
	Fraud Report Shows Uncleared Alerts	1
	Flood Certificate Missing	1
	Hazard Insurance Effective Date is after the Disbursement Date	1
	Flood Certificate Partially Provided	1
	Borrower 1 Personal Bank Statements Missing	1
	Flood Insurance Expiration Date is before the Disbursement Date	1
	The Note is Incomplete	1
	Missing Trust Agreement	1
	Appraisal incomplete (missing map, layout, pages, etc.)	1
	Missing Updated Credit Report Supplement	1
	ATR: Reasonable Income or Assets Not Considered	1
	Missing Verification of Mortgage	1
	Title reports unpaid liens	1
	Asset 1 Does Not Meet Guideline Requirements	1
	Asset Qualification Does Not Meet Guideline Requirements	1
	Missing final HUD-1 from sale of non-subject property	1
	Missing Income - Award Letter	1
	Total Credit Grade (A) Exceptions:	1,686
B	Missing Taxpayer First Act Disclosure	3
	Audited HCLTV Exceeds Guideline HCLTV	2
	Audited CLTV Exceeds Guideline CLTV	2
	Title Coverage is Less than Subject Lien	1
	External Obsolescence Present	1

		Condo Approval Missing	1
		Total Credit Grade (B) Exceptions:	10
Compliance	A	No Compliance Findings	1,137
		Higher-Priced Mortgage Loan Test	136
		CA AB 260 Higher-Priced Mortgage Loan Test	14
		TILA Right of Rescission Test	9
		NC Rate Spread Home Loan Test	5
		MD COMAR Higher-Priced Mortgage Loan Test	4
		Non-Borrower Title Holder Did Not Receive Right of Rescission Form	3
		Right of Rescission is Missing	3
		CT Nonprime Home Loan Test	3
		TRID: Missing Closing Disclosure	2
		OK HOEPA Higher-Priced Mortgage Loan Test	2
		Qualified Mortgage Lending Policy Points and Fees Test	1
		Missing Other Required mortgage rider	1
		The Final 1003 is Not Executed	1
		Regulation § 1026.43(c)(2)(vi) failure - The consumer’s current debt obligations, alimony, and child support or other debt obligations were not confirmed and included in the DTI or excluded per lender guidelines.	1
		TRID Disclosure Delivery and Receipt Date Validation Test	1
		Revised Loan Estimate Delivery Date Test (prior to consummation)	1
		Regulation § 1026.43(c)(2)(v) failure - The consumer’s monthly payment for mortgage-related obligations not properly considered	1
		NY Subprime Home Loan Test	1
		Total Compliance Grade (A) Exceptions:	1,326
	B	TILA Right of Rescission Test	1
		IL Cook County Threshold Loan Points and Fees Test	1
		Homeownership Counseling Disclosure Is Missing	1
		IL Chicago Threshold Loan Points and Fees Test	1
		Total Compliance Grade (B) Exceptions:	4

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.

C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.